                                                                   EXHIBIT 10-7

American Real Estate Investment Corporation
Plymouth Meeting Executive Campus
620 W. Germantown Pike, Suite 200
Plymouth Meeting, Pennsylvania 19462
Attention: Timothy A. Peterson, Executive Vice President

Ladies and Gentlemen:

         This Agreement (the "Agreement") is executed by the undersigned in connection with the offer by American Real Estate Investment Corporation, a Maryland corporation (the "Company"), to sell, and the purchase by the undersigned of, shares of the Company's Series C Convertible Preferred Stock, par value $.001 per share, of the Company (the "Preferred Stock"), having the rights, restrictions, privileges and preferences set forth in the form of Articles Supplementary attached hereto as Exhibit C.

Section 1.

         1.01. SUBSCRIPTION. The undersigned hereby agrees to purchase the number of shares of Preferred Stock indicated on SCHEDULE A attached hereto (the "Shares") at $25 per share of Preferred Stock (the "Purchase Price"). In respect of this subscription, the undersigned herewith delivers to the Company a fully completed Investor Information Sheet and Accredited Investor Questionnaire attached as Exhibits A and B, respectively.

         1.02. CLOSING. The purchase and sale of the Shares shall take place at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York, at 10:00 a.m., subject to satisfaction of the conditions set forth in
SECTION 4 and SECTION 5, on (i) the earlier to occur of (a) September 9, 1999 or (b) such earlier date as the Company may elect, provided the Company gives the undersigned at least four (4) days prior notice; or (ii) such other time and place as the Company and the undersigned mutually agree (the "Closing"). At the Closing the Company shall deliver to the undersigned a certificate representing the Shares that the undersigned is purchasing, registered in such name or names as the undersigned shall designate at least two (2) business days prior to the date of the Closing, against payment of the Purchase Price thereof by wire transfer in immediately available funds to an account designated by the Company at least two (2) business days prior to the date of the Closing.

         1.03. TERMINATION. If the Closing does not occur on or before October 15, 1999, either party may terminate this Agreement upon notice to the other party, and thereafter there will be no liability or obligation on the part of the undersigned or the Company (or any of their respective officers, directors, employees, agents or other representatives or affiliates), except that, notwithstanding any other provision in this Agreement to the contrary, upon termination of this Agreement pursuant to this SECTION 1.03, the undersigned will remain liable to the Company for any breach of this Agreement by the undersigned existing at the time of such termination, and the Company will remain liable to the undersigned for any breach of the Agreement by the Company existing at the time of such termination, and the Company or the undersigned may seek such remedies, including damages and fees of attorneys, against the other with respect to such breach as are provided in this Agreement or as are otherwise available at law or in equity.

Section 2. INVESTOR REPRESENTATIONS AND WARRANTIES. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows, which acknowledgments will be true and correct as of the Closing and as of the date the undersigned receives any Common Stock (as defined below) upon conversion of the Shares:

         2.01. AUTHORIZATION. This Agreement and the Registration Rights Agreement (as defined below) constitute valid and legally binding obligations of the undersigned, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws, rules, regulation or public policy. The undersigned represents that it has full power and authority to enter into this Agreement.

         2.02. NO ADVERTISEMENT OR SOLICITATION. The undersigned acknowledges that the offer and sale of the Shares to it has not been accomplished by any form of general solicitation or general advertising, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         2.03.    RESTRICTIONS ON TRANSFER.

                  (a) The undersigned understands and acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws, by reason of a specific exemption from the registration provisions thereof which exemption depends upon, among other things, the bona fide nature of the investment intent of the undersigned as expressed herein and the accuracy and completeness of the other representations of the undersigned set forth herein.

                  (b) The undersigned understands and acknowledges that, except as provided for by the Registration Rights Agreement attached hereto as Exhibit D (the "Registration Rights Agreement"), none of the Shares or any shares of common stock, par value $.001 per share, of the Company (the "Common Stock") issuable on conversion of the Shares have been registered under the Securities Act or registered or qualified under the securities laws of any state and none may be sold, transferred, assigned, pledged or hypothecated (i) absent effective registration thereof under the Securities Act and applicable state securities laws, or (ii) absent an opinion of counsel (including in-house counsel or regular counsel), which opinion is reasonably satisfactory in form and substance to the Company and its counsel, in their respective reasonable discretion, to the effect that such registration is not required under the Securities Act or such state securities laws or that such transaction complies with the rules promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act or such state securities laws or (iii) except in a transaction in compliance with Rule 144 under the Securities Act. The undersigned understands and acknowledges that he, she or it must bear the economic risks of this investment resulting from such limitations.

                  (c) The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act as currently in effect, pursuant to which the undersigned may be able to sell the Shares (or the Common Stock issuable on conversion of the Shares), subject to certain exceptions, one year after they receive such Shares so long as certain current public information is available about the Company, the sale is through a broker in an unsolicited "broker's transaction" and the undersigned does not sell, in any three-month period, more than the greater of 1% of the outstanding Shares or Common Stock, as applicable, or the average weekly trading volume of the Shares or Common Stock, as applicable, for the four-week period preceding the sale. The undersigned generally will be able to sell the Shares without regard to any volume or other limitations discussed above beginning two years after they receive the Shares, unless they are affiliates of the Company (i.e., a person controlling, controlled by or under common control with the Company). Affiliates of the Company will continue to be subject to the volume limitations on unregistered sales following the expiration of the two-year period. The preceding description is a general summary of the restrictions of Rule 144 as currently in effect, and each of the undersigned should consult with his, her or its own legal advisor to ensure compliance with all of the requirements of applicable federal and state securities laws and regulations. In this connection, the undersigned understands Rule 144 may or may not be available for the resale of the Shares (or the Common Stock issuable on conversion of the Shares) and the undersigned should consult an attorney with regard to the availability of Rule 144. The Company is subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Upon notice of issuance, the shares of Common Stock issuable on conversion of the Shares will be listed for trading on the American Stock Exchange (the "AMEX") or such other national stock exchange or automatic quotation system as the Company's Common Stock is then listed or quoted. If not all of the requirements of Rule 144 are met, registration under the Securities Act or some other registration exemption will be required for any disposition of the Shares (or the Common Stock issuable on conversion of the Shares).

         The undersigned understands that although Rule 144 is not exclusive, the Commission has expressed its opinion that persons proposing to sell restricted securities received in an offering other than a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

         2.04.    DISCLOSURE OF INFORMATION.  The undersigned:

                  (i) has carefully read and reviewed the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1998, the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31,
1999 and June 30, 1999, the Company's Current Report on Form 8-K filed
January 8, 1999, the Company's Current Report on Form 8-K/A filed January 13, 1999 and the Company's Current Report of Form 8-K filed August 20, 1999 (all such reports are referred to collectively herein as the "SEC Filings"), and has been afforded access to all information necessary to evaluate the merits and risks of the acquisition of the Shares, and has relied solely (except as indicated in subsections (ii) and (iii) below) on such materials or documents.

                  (ii) has been provided an opportunity to obtain any additional information requested concerning the Shares, the Common Stock issuable on conversion of the Shares, and the Company;

                  (iii) has been given the opportunity to ask questions of, and receive answers from, the Company, or a person or persons acting on the behalf of the Company, concerning the terms and conditions of this Agreement, the Articles Supplementary and the Registration Rights Agreement and other matters pertaining to this investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the materials or documents that were provided in order for it to evaluate the merits and risks of an investment in the Company to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, and has not been furnished any other offering literature or prospectus on which they are entitled to rely except as mentioned herein;

                  (iv) understands that the materials or documents provided to the undersigned have not been prepared by, and the accuracy of such material or documents have not been verified by, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") which is acting as placement agent in connection with the purchase and sale of the Shares, and that DLJ makes no representations or warranties with respect to the materials or documents provided to the undersigned;

                  (v)      understands that the Company makes no
representation or warranties with respect to the materials or documents provided to the undersigned except as specifically provided for in this Agreement; and

                  (vi) has determined that the Shares and the Common Stock issuable on conversion of the Shares are a suitable investment for it and that at this time it could bear the economic risk of the investment.

         2.05. INVESTMENT EXPERIENCE. The undersigned represents that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and protecting its own interests in connection with the investment and has obtained, in its judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Shares. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act. The undersigned has not utilized any person as its purchaser representative or professional advisor in connection with evaluating such risks and merits. The undersigned acknowledges that it has the financial ability to bear the economic risk of its investment in the Company (including its possible loss). The undersigned also represents it has not been organized solely for the purpose of acquiring the Shares.

         2.06. PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the undersigned in reliance upon its representation to the Company, which by the undersigned's execution of this Agreement it hereby confirms, that the Shares and the Common Stock issuable on conversion of the Shares, to be received by the undersigned and any certificate which may be issuable in respect thereof (the "Certificate") will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and that it has no present intention of selling, granting any participation in, or otherwise distributing the same, except as provided in the Registration Rights Agreement, or under an exemption from registration available under the Securities Act and applicable state securities laws.

         2.07.    LEGENDS. In addition to the legend required by Section
6.2.9 of the Company's Amended and Restated Articles of Incorporation, dated as of December 12, 1997, as amended (the "Charter"), and the statements required by Section 7.1 of the Company's By-Laws, as amended on August 3, 1999, to the extent applicable, any certificate or other document issued in respect of any Shares (or shares of Common Stock issuable upon conversion of the Shares) shall be endorsed with the legends set forth below, and the undersigned covenants that, except to the extent such restrictions are waived by the Company, the undersigned shall not transfer any Shares (or shares of Common Stock issuable upon conversion of the Shares) without complying with the restrictions on transfer described in such legends:

                  (i) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED (1) ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT, (2) ABSENT AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY AND ITS COUNSEL, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH STATES OR THAT SUCH TRANSACTION COMPLIES WITH THE RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT OR SUCH STATES OR (3) EXCEPT IN A TRANSACTION IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT."

                  (ii) "THESE SECURITIES ARE SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN REGISTRATION RIGHTS AGREEMENT DATED AS OF ______________, 1999, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY."

                  (iii) Any legend required by any applicable state securities law.

Section 3. COMPANY REPRESENTATIONS AND WARRANTIES. Except as set forth in a letter delivered by the Company to the undersigned prior to the execution of this Agreement (the "Disclosure Letter," which Disclosure Letter shall be deemed to be part of this Agreement), the Company hereby acknowledges, represents and warrants to, and agrees with, the undersigned as follows:

         3.01. ORGANIZATION, GOOD STANDING AND QUALIFICATION; AUTHORITY. Each of the Company and its direct or indirect subsidiaries, whether wholly or majority owned (each, a "Subsidiary" and collectively, the "Subsidiaries"), is a corporation duly incorporated, or a partnership, limited partnership or a limited liability company duly formed, and is validly existing and in good standing under the laws of its jurisdiction of its incorporation or formation and has all requisite power and authority to carry on its business as now conducted. Each of the Company and the Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction where the failure to so qualify would have a material adverse effect on its business, operations, condition (financial or otherwise), assets or properties (a "Material Adverse Effect") of the Company and the Subsidiaries on a consolidated basis. Each of the Company and the Subsidiaries has all requisite power and authority to own or lease and to operate its properties and assets in order to carry on its business as now conducted.

         3.02.    AUTHORIZATION.

                  (a) All action on the part of the Company, its officers, directors and stockholders necessary for the adoption, authorization, execution, filing (where applicable) and delivery of this Agreement, the Articles Supplementary, the Registration Rights Agreement, and the other documents contemplated thereby or delivered in connection therewith, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Shares has been taken or will be taken prior to the Closing. This Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification and contribution provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws, rules or regulations. The Company does not have any shareholder rights plan or other "poison pill." The Company has opted out of Subtitle 7 of Title 3 of the Maryland General Corporation Law.

                  (b) Neither the execution nor delivery by the Company of this Agreement or the Registration Rights Agreement nor the consummation of the transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms and provisions hereof or thereof by the Company or any subsidiary, will (i) violate or conflict with any organizational document of the Company or any of its subsidiaries, (ii) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event which, with notice or lapse of time or both, would constitute a default under, or create rights of acceleration, termination or cancellation or a loss of rights, or result in the creation or imposition of any encumbrance upon any of the assets or properties of the Company or any of its subsidiaries, or result in the triggering of any payment or other obligations under, any instrument, agreement, mortgage, indenture, deed of trust, permit, concession, grant, franchise, license, judgment, order, award, decree or other restriction to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their assets or properties may be bound, or any Laws (as defined below), which would have a Material Adverse Effect, (iii) except for filings with the AMEX or the Commission, require the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any Governmental Entity (as defined below), by or on behalf of the Company or any of its subsidiaries, or
(iv) cause the Company to fail to qualify to be taxed as a "real estate investment trust," as defined in Section 856 of the Code ("REIT"), for the taxable year ending December 31, 1999.

         3.03.    VALID ISSUANCE OF PREFERRED STOCK; CAPITALIZATION.

                  (a) The Preferred Stock that is being purchased by the undersigned hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and, based in part upon the representations of the undersigned in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The issuance and sale of the Preferred Stock will not violate any preemptive rights. The undersigned will acquire good and valid title to the Shares, free and clear of any preemptive rights, restrictions or encumbrances, other than the ownership limitations contained in the Charter, the resale restrictions contained in the Registration Rights Agreement and restrictions under state and federal securities laws, rules and regulations.

                  (b) The Common Stock issuable upon conversion of the Shares, when issued, will be duly and validly issued, fully paid, and nonassessable, and, based in part upon the representations of the undersigned in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The issuance of such Common Stock to the undersigned will not violate any preemptive rights. The undersigned will acquire good and valid title to such Common Stock, free and clear of any preemptive rights, restrictions or encumbrances, other than the ownership limitations contained in the Charter, the resale restrictions contained in the Registration Rights Agreement and restrictions under state and federal securities laws, rules and regulations.

                  (c) On August 12, 1999, the capital stock of the Company consists solely of 65,000,000 shares of capital stock, of which 59,200,000 shares are designated as Common Stock, 800,000 shares are designated as Series A Convertible Preferred Stock, 4,200,000 are designated as Series B Convertible Preferred Stock and 800,000 shares are designated as Series C Convertible Preferred Stock, of which on the date hereof (i) 7,501,558 shares of Common Stock, 800,000 shares of Series A Convertible Preferred Stock, no shares of Series B Convertible Preferred Stock, and no shares of Series C Convertible Preferred Stock, are validly issued and outstanding and fully paid and nonassessable; (ii) 1,297,050 shares of Common Stock are reserved for issuance upon exercise of outstanding options and warrants; and (iii) 8,170,463 shares of Common Stock are reserved for issuance upon the conversion of units of limited partnership interest in American Real Estate Investment, L.P. Other than as set forth in the SEC Filings or that certain Contribution and Exchange Agreement (the "Contribution Agreement") dated as of August 6, 1999 by and among each of those persons set forth on Exhibit A annexed thereto, American Real Estate Investment, L.P. and the Company, there are no securities convertible into or exchangeable for, or options, rights or warrants to purchase, any shares of capital stock of the Company or agreements or commitments pursuant to which the Company is obligated to issue, sell, purchase or redeem, shares of capital stock of the Company. The Common Stock is currently listed for trading on the AMEX.

         3.04. DISCLOSURE. The Company has provided the undersigned with all the information that the undersigned has requested for deciding whether to purchase the Shares. The written information and certificates provided to the undersigned pursuant to this Agreement or the Registration Rights Agreement are true and accurate in all material respects.

         3.05.    COMPLIANCE WITH LAWS; LITIGATION.

                  (a) Neither the Company nor any of its subsidiaries is in violation of any federal, state or local law, statute, ordinance, rule, regulation, order, judgment, ruling or decree ("Laws") of any federal, state or local judicial, legislative, executive, administrative or regulatory body or authority or any court, arbitration, board or tribunal ("Governmental Entity") applicable to the Company or any of its subsidiaries, or any of their properties or assets, except for violations which would not, either individually or in the aggregate, have a Material Adverse Effect. Each of the Company and its subsidiaries holds and is in compliance with all permits, certificates, licenses, approvals, registrations and authorizations required under all Laws (including without limitation those relating to environmental protection, occupational safety and health, equal employment practices and fair trade practices) in connection with its business ("Permits"), all of which Permits are in full force and effect, except where the failure to hold such Permits or be in compliance would not, either individually or in the aggregate, have a Material Adverse Effect.

                  (b) There are no claims, actions, suits, proceedings, arbitrations, investigations or audits (collectively, "Litigation") by a third party other than a Governmental Entity pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries, at law or in equity, other than those in the ordinary course of business which would not, either individually or in the aggregate, have a Material Adverse Effect. There is no Litigation by a Governmental Entity pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries. No Governmental Entity has indicated in writing or, to the knowledge of the Company, verbally, an intention to conduct any audit, investigation or other review with respect to the Company or any of its subsidiaries which investigation or review, if adversely determined, would, either individually or in the aggregate, have a Material Adverse Effect.

         3.06.    SEC FILINGS; SUBSEQUENT EVENTS.

                  (a) The SEC Filings represent each report filed by the Company under Sections 13 and 15 of the Exchange Act since January 1, 1999. As of their respective dates, the SEC Filings (i) complied as to form in all material respects with the applicable requirements of the Exchange Act, and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company has no liabilities or obligations, contingent or otherwise, except (i) liabilities and obligations in the respective amounts reflected or reserved against in the Company's financial statements (including the footnotes thereto) as of December 31, 1998 and June 30, 1999 included in the SEC Filings, (ii) liabilities and obligations incurred in the ordinary course of business since July 1, 1999 which, either individually or in the aggregate, would not have a Material Adverse Effect, or (iii) liabilities and obligations with respect to the Contribution Agreement.

                  (b) Since the respective dates as of which information is given in the Company's quarterly report for the period ending June 30, 1999, and other than changes in general economic conditions or industry conditions, there has not been any change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, which either individually or in the aggregate would have a Material Adverse Effect except for the Contribution Agreement.

         3.07. INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY; U.S. ENTITY. The Company (i) is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"),
(ii) is not an "investment company" for purposes of Section 12(d)(1) of the 1940 Act, (iii) is not and will not become a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, (iv) is not and will not be headquartered or organized in any jurisdiction outside the United States of America or (v) does not directly or indirectly conduct activities or own assets in any foreign jurisdiction.

         3.08.    TAX MATTERS.

                  (a) The Company has been, for each year ending on or after December 31, 1993, organized and operated in conformity with the requirements for qualification and taxation as a "real estate investment trust" under the Code and the Treasury Regulations promulgated hereunder.

                  (b) To the best knowledge of the Company, the Company is not currently a "pension-held REIT" within the meaning of Code Section 856(h)(3)(D) and the Treasury Regulations promulgated thereunder.

                  (c) American Real Estate Investment, L.P., a Delaware limited partnership (the "Operating Partnership"), and each of the Subsidiaries that is eligible to be classified as a partnership for federal income tax purposes is so classified and taxed.

                  (d) The Company will use reasonable efforts not to take any action or not to permit any action to be taken (to the extent the action is within the control of the Company) that would cause any of the representations set forth in this Section 3.09 to be incorrect or incomplete if made as of any date following the Closing. In the event of the taking or proposed taking of any action that would cause the representation set forth in Section 3.09(b) to be incorrect if made as of any date following the Closing, the Company shall use reasonable efforts to notify the undersigned prior to the taking of such action.

         3.09. NO OTHER REPRESENTATIONS. The Company shall not be deemed to have made to the undersigned any representation or warranty other than as expressly made by the Company in this SECTION 3. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by the Company, in this SECTION 3, the Company makes no representation or warranty to the undersigned with respect to any projections, estimates or budgets heretofore delivered to or made available to the undersigned of future revenues, expenses or expenditures or future results of operations.

Section 4. CONDITIONS OF INVESTORS' OBLIGATIONS AT CLOSING. The obligations of the undersigned under SECTION 1.02 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

         4.01. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in SECTION 3 (other than those made as of a specified date earlier than the date of Closing) shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representation or warranty was made on and as of the date of such Closing, and any representation or warranty made as of a specified date earlier than the date of such Closing shall have been true and correct in all material respects as of such earlier date; except, in each case, to the extent any inaccuracy of any representation or warranty of the Company contained herein results solely as a result of the merger of the Company after the date hereof, with and into Keystone Property Trust, a wholly-owned subsidiary of the Company, with Keystone Property Trust being the surviving entity.

         4.02. PERFORMANCE. The Company shall have performed and complied with, in all material respects, all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         4.03. COMPLIANCE CERTIFICATE. The President or a Vice President of the Company shall deliver to the undersigned at the Closing a certificate certifying that the conditions specified in SECTIONS 4.01 AND 4.02 have been fulfilled.

         4.04. QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         4.05. OPINION OF ROGERS & WELLS LLP. The undersigned shall have received from Rogers & Wells LLP, counsel for the Company, an opinion dated as of the Closing, to the effect that the issuance of the Shares contemplated by this Agreement is exempt from registration under the Securities Act.

         4.06. OPINION OF PIPER & MARBURY L.L.P. The undersigned shall have received from Piper & Marbury L.L.P., special Maryland counsel for the Company, an opinion dated as of the Closing, to the effect that the Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, have been duly authorized and validly issued, are fully paid, and are nonassessable and that the execution, delivery and performance by the Company of this Subscription Agreement and the Registration Rights Agreement are within the Company's corporate powers and have been duly authorized by all necessary corporate action.

         4.07. REGISTRATION RIGHTS AGREEMENT. The Company shall have executed the Registration Rights Agreement in the form attached hereto as EXHIBIT D.

         4.08. CERTIFICATES. Certificates representing the number of Shares set forth on Schedule A, in such name as the undersigned has designated pursuant to SECTION 1.02 hereof shall have been delivered to the undersigned.

         4.09. STAGE I CLOSING. The Stage I Closing (as defined in the Contribution Agreement) shall have occurred.

Section 5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the undersigned under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the undersigned:

         5.01. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the undersigned contained in SECTION 2 (other than those made as of a specified date earlier than the date of Closing) shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representation or warranty was made on and as of the date of such Closing, and any representation or warranty made as of a specified date earlier than the date of such Closing shall have been true and correct in all material respects as of such earlier date.

         5.02. COMPLIANCE CERTIFICATE. The undersigned shall deliver to the Company at the Closing a certificate certifying that the condition specified in SECTION 5.01 has been fulfilled and that the information provided in the Investor Information Sheet and Accredited Investor Questionnaire delivered by the undersigned upon execution of this Agreement remain true and correct on and as of the date of the

Closing with the same effect as though such information was provided on and as of the date of such Closing.

         5.03. PAYMENT OF PURCHASE PRICE. The undersigned shall have delivered the Purchase Price.

         5.04. QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         5.05.    STAGE I CLOSING.  The Stage I Closing shall have occurred.

Section 6.        MISCELLANEOUS.

         6.01. MODIFICATION. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

         6.02. NOTICES. All notices, payments, demands or other communications given hereunder shall be deemed to have been duly given and received (i) upon personal delivery, (ii) in the case of notices sent within, and for delivery within, the United States, as of the date shown on the return receipt after mailing by registered or certified mail, return receipt requested, postage prepaid, or (iii) the second succeeding business day after deposit with Federal Express or other equivalent air courier delivery service, unless the notice is held or retained by the customs service, in which case the date shall be the fifth succeeding business day after such deposit.

         6.03. BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. The Company may transfer its rights and obligations by operation of law to Keystone Property Trust, a wholly-owned subsidiary of the Company, in connection with the merger of the Company with and into Keystone Property Trust, with Keystone Property Trust as the surviving entity having a Declaration of Trust substantially in the form set forth as Appendix A to the Proxy Statement of the Company filed with the SEC on April 30, 1999, it being understood that, upon the consummation of such merger, all references herein and in the documents contemplated hereby to the Company shall mean Keystone Property Trust, as successor to the Company, with appropriate revision hereto to reflect the reorganization of the Company from a Maryland corporation to a Maryland real estate investment trust.

         6.04. ENTIRE AGREEMENT. This Agreement and all exhibits hereto including, without limitation, the Investor Information Sheet, Accredited Investor Questionnaire, Articles Supplementary and Registration Rights Agreement, contain the entire agreement of the parties with respect to this subscription, and there are no representations, covenants or other agreements except as stated or referred to herein or therein.

         6.05. CONFIDENTIALITY. The undersigned shall not disclose the information furnished to the undersigned by the Company or any of its affiliates or their representatives in connection with the undersigned's consideration of the transactions contemplated by this Agreement (the "Evaluation Materials"), unless requested in any judicial or administrative proceeding or by any governmental or regulatory authority to disclose any Evaluation material, and if the undersigned is so requested, it shall give the Company prompt notice of such request so that the Company may seek an appropriate protective order; PROVIDED, HOWEVER, that Evaluation Material does not include information which was or becomes available to the undersigned on a non-confidential basis from a source other than the Company or its representatives, provided that the undersigned is not aware that such source is under an obligation (whether contractual, legal or fiduciary) to the Company to keep such information confidential.

         6.06. ASSIGNABILITY. This Agreement is not transferable or assignable by the undersigned.

         6.07. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State without giving effect to the conflict of law provisions thereof. The parties agree that all disputes between any of them arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Agreement or the Registration Rights Agreement, and whether arising in law or in equity or otherwise, shall be resolved by the federal or state courts located in New York, New York. Nothing herein shall affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction. In addition, each of the parties hereto consents to submit to the personal jurisdiction of any federal or state court located in the State of New York in the event that any dispute arises out of this Agreement or the Registration Rights Agreement or any of the transactions contemplated hereby or thereby. The parties, for themselves and their respective affiliates, hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the parties or their respective affiliates pursuant to this Agreement in the negotiation, administration, performance or enforcement thereof.

         6.08. GENDER. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

         6.09. COUNTERPARTS. This Agreement may be executed through the use of separate signature pages or in counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.

         6.10. FURTHER ASSURANCES. The undersigned will, from time to time, execute and deliver to the Company all such other and further instruments and documents and take or cause to be taken all such other and further action as the Company may reasonably request in order to effect the transactions contemplated by this Agreement.

         6.11. EXPENSES. Each party shall pay all costs and expenses which it incurs in connection with the negotiation, execution, delivery and performance of this Agreement.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

                             SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE

         The undersigned, desiring to enter into this Subscription Agreement for the subscription of the number of Shares indicated below, hereby agrees to all of the terms and provisions of this Subscription Agreement and agrees to be bound by all such terms and provisions.

         The undersigned has executed this Subscription Agreement as of the 27TH day of September, 1999.

ALLSTATE INSURANCE COMPANY

By: /s/ PAMELA AMOS
    ---------------
Name: Pamela Amos
Title: Authorized Signatories

By: /s/ Barbara S. Brown
    --------------------
Name: Barbara S. Brown
Title: Authorized Signatories

Agreed and Accepted this
27TH day of September, 1999.

AMERICAN REAL ESTATE INVESTMENT CORPORATION, a Maryland corporation

By: /s/ STEPHEN J. BUTTE
    --------------------
Name: Stephen J. Butte
Title: Vice President